Section 906 Certifications

I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: September 27, 2010

/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: September 27, 2010

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar

Principal Financial Officer

Attachment A
N-CSR
Period (s) ended July 31, 2010

Putnam AMT- Free Municipal Fund
Putnam Tax-Free High Yield Fund
George Putnam Balanced Fund (formerly The George Putnam Fund of Boston)
Putnam Voyager Fund
Putnam Research Fund
Putnam Vista Fund
Putnam Premier Income Trust
Putnam Investors Fund
Putnam Growth Opportunities Fund

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund